SCHEDULE 14 A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934

Filed by the Registrant   [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement             [  ] Confidential,
                                                  for Use of the
                                                  Commission Only
                                                  (as permitted
                                                  by  Rule 14a-
                                                  6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-2.


                      ASTRONICS CORPORATION
_________________________________________________________________
        (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-12.

     (1) Title of each class of securities to which transaction applies:

_________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

_________________________________________________________________


     (5)  Total fee paid:
_________________________________________________________________

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      ASTRONICS CORPORATION
          1801 Elmwood Avenue, Buffalo, New York 14207






Dear Fellow Shareholders:

     It is my pleasure to invite you to attend the 1999 Annual Meeting of Shareholders to be held at the Orchard Park Country Club, S-4777 South Buffalo Street, Orchard Park, New York, at 10:00 a.m. on Thursday, April 29, 1999. The doors will open at 9:30 a.m.

     Your vote is important. To be sure your shares are voted at the meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

     The Annual Meeting of Shareholders will be held to consider and take action with regard to the election of five directors and the approval of the selection of the Company's auditors.

     Complete details are included in the accompanying proxy statement.

     I look forward to meeting with you and hearing your views on the progress of Astronics.





                              Kevin T. Keane
                              President and
                              Chief Executive Officer








Buffalo, New York
March 24, 1999

                      ASTRONICS CORPORATION
          1801 Elmwood Avenue, Buffalo, New York 14207



            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF ASTRONICS CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders of Astronics Corporation will be held at the Orchard
Park County Club, S-4777 South Buffalo Street, Orchard Park, New
York, on Thursday, April 29, 1999 at 10:00 a.m., to consider and take action on the following:

          1. The election of five directors of the Company to serve for the ensuing year and until the next annual meeting of Shareholders and the election and qualification of their successors.

          2. The selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the current fiscal year.

          3. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on March 12, 1999 will be entitled to notice of the meeting and to vote at the meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN
PERSON MAY ATTEND THE ANNUAL MEETING BY PROXY.  SUCH SHAREHOLDERS
ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED
PROXY CARD(S) IN THE RETURN ENVELOPE ENCLOSED.

                              By Order of the Board of Directors


                              JOHN B. DRENNING, Secretary



Buffalo, New York
Dated:  March 24, 1999

                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                         April 29, 1999


     This Proxy Statement and the enclosed form of proxy are furnished to the Shareholders of ASTRONICS CORPORATION, a New York corporation ("Astronics" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 29, 1999 at
10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, to the extent necessary to ensure sufficient representation at the Annual Meeting, solicitations may be made by personal interview, telephone or telegram by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement and the related form of proxy will be first sent to shareholders on March 24, 1999.

     If the enclosed proxy is properly executed and returned, and the Shareholder specifies a choice on the proxy, the shares represented thereby will be voted (or withheld from voting) in accordance with the instructions contained therein. If the proxy is executed and returned but no specification is made, the proxy will be voted FOR the election of each of the nominees for director listed below and FOR the proposal to ratify the appointment of independent auditors.

     The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are presented at the Annual Meeting, the proxy holders will vote the proxies in accordance with their judgment.

     Any proxy given pursuant to this solicitation may be revoked by the Shareholder at any time prior to its use, by the Shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. A notice of revocation need not be on any specific form.

RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on March 12, 1999 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On March 12, 1999, Astronics had outstanding and entitled to vote at the meeting a total of 4,880,792 shares of Common Stock and 689,780 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.

     Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors. In accordance with New York law, such abstentions are not counted in determining the number of votes cast in connection with the appointment of independent auditors. Under applicable law, broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the votes cast on a proposal.

                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the only persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group as of March 12, 1999.

                         Shares of Common Stock   Shares of Class B Stock
                         ______________________   _______________________
Name and Address
    of Owner (1)         Number    Percentage          Number    Percentage

Robert T. Brady (2)(3)     2,282       -                  -         -

John B. Drenning (2)      37,852      .8%               20,275     2.9%

Robert J. McKenna (2)      1,100       -                  -          -

Kevin T. Keane (2)(4)    438,406     9.0%              264,875    38.4%

John M. Yessa (2)(5)     156,283     3.2%               65,259     9.5%

Oak Forest Investment    483,865     9.9%                 -         -
  Management (6)
  6701 Democracy Blvd.
  Suite 402
  Bethesda, MD  20817

Wilen Management         352,206     7.2%                  -        -
  Company, Inc. (6)
  Suite 226
  2360 West Joppa Road
  Lutherville, MD  21093

All directors and
executive officers as a
group (5 persons)        635,923    13.0%              350,409    50.8%

     (1)  The address for all owners except Oak Forest Investment
          Management and Wilen Management Company, Inc. is:  c/o
          Astronics Corporation, 1801 Elmwood Avenue, Buffalo,
          New York 14207.

     (2)  Does not include 70,899, 70,899, 9,900, 9,900 and
          89,650 shares of Common Stock which may be acquired by Messrs. Brady, Drenning, Keane, McKenna and Yessa, respectively, through the exercise within sixty days of options granted under the 1992 Incentive Stock Option Plan, the 1982 Incentive Stock Option Plan, or by directors under the 1997 Director Stock Option Plan, the 1993 Director Stock Option Plan or the 1984 Director Stock Option Plan.

     (3)  Includes 2,522 shares of Common Stock owned by Mr.
          Brady's wife, as to which he disclaims beneficial ownership.

     (4) Includes 3,681 shares of Common Stock and 2,002 shares of Class B Stock owned by Mr. Keane's wife, as to which he disclaims beneficial ownership. Includes 55,000 shares of Common Stock held in a trust for the benefit of Mr. Keane's wife, as to which he disclaims beneficial ownership.

     (5) Includes 4,037 shares of Common Stock and 500 shares of Class B Stock owned by the Yessa Family Partnership, over which Mr. Yessa exercises voting and dispositive power. Includes 82,500 shares of Common Stock owned by Mr. Yessa's wife, as to which he disclaims beneficial ownership.

     (6)  Oak Forest Investment Management and Wilen Management
          Company, Inc. have reported that each has sole voting power and sole dispositive power.

                      ELECTION OF DIRECTORS

     The Shareholders are being asked to elect five directors to the Company's Board of Directors to hold office until the election and qualification of their successors at the next annual meeting. The five directors who are so elected will be all of the directors of the Company. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.

     All nominees have been members of the Board since the date indicated and have been elected at prior annual meetings of the Shareholders. The nominees for directors, their ages, their principal occupations during at least the past five years, their positions and offices with Astronics and the date each was first elected a director of Astronics are as follows:

Name and Age           Principal Occupation and Positions     First Elected
of Nominee                 and Offices with Astronics            Director

Robert T. Brady     Director; Executive Compensation and           1990
Age 58              Audit Committees of the Board of
                    Directors.  Chairman of the Board,
                    President and Chief Executive Officer
                    of Moog Inc.

John B. Drenning    Secretary and Director; Executive              1970
Age 61              Compensation and Audit Committees of
                    the Board of Directors.  Partner in
                    Phillips, Lytle, Hitchcock, Blaine &
                    Huber LLP, Attorneys for the Company,
                    Buffalo, New York
Robert J. McKenna   Director; Executive Compensation and           1996
Age 50              Audit Committees of the Board of
                    Directors.  Chairman, President and
                    Chief Executive Officer of
                    Acme Electric Corporation.

Kevin T. Keane      President, Chief Executive Officer,           1970
Age 66              and Director.

John M. Yessa       Vice President-Finance, Treasurer,
Age 59              Chief Financial Officer, and Director

Other Directorships

     In addition to serving as a member of the Astronics Board of Directors, Robert T. Brady is presently serving on the board of directors of other publicly-traded companies, as follows:
Moog Inc., Seneca Foods Corporation, M&T Bank Corporation, Acme Electric Corporation and National Fuel Gas Company. Robert J. McKenna also serves as a member of the board of directors of Acme Electric Corporation.

Meetings of the Board of Directors and Standing Committees

     During fiscal year ended December 31, 1998, the Board of Directors of the Company had two standing committees: an Audit Committee and an Executive Compensation Committee. The Audit Committee is responsible for reviewing the internal accounting controls and procedures of the Company with management and the independent auditors, accounting principles, related party transactions and the scope of the annual audit of the Company. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company's executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. The Board of Directors does not have a nominating committee.

Board and Committee Attendance

     During the fiscal year ended December 31, 1998, the Board of Directors held four meetings. The Audit Committee held two meetings and the Compensation Committee held three meetings. Every member of the Board of Directors attended each of the meetings of the Board of Directors and of all committees on which he served.

Compensation Of Directors

     In 1998, outside directors were paid an annual retainer of $6,300 and an additional fee of $525 for each meeting attended of the Board and its committees. Directors are permitted to defer their compensation.

     The Company's 1997 Director Stock Option Plan for non-salaried outside directors provides for the grant of options to purchase up to an aggregate of 100,000 shares of Common Stock (subject to adjustment to reflect share distributions). Outside directors are eligible to receive options under this Plan at the discretion of a committee appointed by the Board of Directors who are not eligible to participate in the Plan. Under the Plan, the option price is not less than the fair market value of the shares optioned on the date of grant. There is no limit on the number of options that a participant may be granted under the Plan. Options are exercisable beginning six months after grant and for so long as the holder is a director of the Company, but not longer than ten years from the date of grant.

     On February 5, 1999, the committee charged with administration of the Plan granted options to purchase shares of Common Stock to outside directors at the price of $10.25 per share as follows: Mr. Brady 4,000 shares; Mr. Drenning 4,000 shares; and Mr. McKenna 4,000 shares.

Employment Agreements; Deferred Compensation

     The Company has entered into one year employment agreements with Messrs. Keane and Yessa that are renewable on a yearly basis. Each year the Company adjusts the salary for both
Messrs. Keane and Yessa as discussed below in the Compensation Committee report. These employment agreements provide death/disability/or deferred compensation benefits equal to 3-1/2 times the prior year's compensation. The latter two are payable over 10 years.


Directors' and Officers' Indemnification Insurance

     On October 10, 1998, the Company renewed a Directors' and Officers' Liability Insurance policy written by The Chubb Group. The renewal was for a three-year period at an annual premium of $42,667. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No significant payments or claims of indemnification or expenses have been made under any such insurance policies by the Company at any time.

Section 16(a) Beneficial Ownership Reporting Compliance

     During 1998, all executive officers and directors of the Company timely filed with the Securities Exchange Commission all required reports with respect to beneficial ownership of the Company's securities.

     The Board of Directors recommends a vote "FOR" the proposal to elect management's nominees.

                     EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and the other executive officers of the Company and its subsidiaries. The Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for all the Company's executive officers, the Committee determines the grants under the Company's Incentive Stock Option Plan and oversees the administration of other compensation plans and programs.

     Compensation of Executive Officers Generally

     The Company's executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a view to enhancing stockholder value. Compensation criteria are evaluated annually to ensure they are appropriate and consistent with business objectives. Executive compensation policies and programs are intended to provide rewards related to Company, subsidiary and individual performance, stockholder value, retention of a strong management team and the encouragement of professional development and growth.

     Components of Compensation

     The primary components of the Company's executive compensation program are salary, bonuses and stock options which become exercisable over time.

     Salary and Bonuses. The Committee reviews the salary of executive officers annually. The Committee's review takes into consideration the Company's performance with respect to customary financial and operating yardsticks, including revenues, operating income, earnings, cash flow, and return on shareholder equity.
In making salary decisions, the Committee exercises its discretion and judgment based on the foregoing criteria,


without applying a specific formula to each factor considered. The Committee also reviews an annual survey of the compensation levels of executives in similar industry segments. A substantial portion of executive compensation each year is in the form of bonuses, which are awarded by the Committee immediately following the fiscal year just concluded.

     Stock Options. The Committee believes that stock options are an important method of rewarding management and of aligning management's interests with those of the stockholders. The Committee also recognizes that the Company conducts its business in competitive industries and that, in order to remain competitive and pursue a growth strategy, it must employ talented executives and managers. The Company believes that stock options are important in attracting and retaining such employees. For these reasons, the Company adopted the Incentive Stock Option Plan as a stock-based incentive program primarily for its officers and managers. Under the Incentive Stock Option Plan, the Committee may grant options to officers and managers who are expected to contribute to the Company's success. In determining the size of stock option grants, the Committee focuses primarily on the Company's performance and the role of the executives and managers in accomplishing performance objectives. Stock options generally become exercisable in equal installments over a five-year period and are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant.

     The Committee intends to continue using stock options as a long-term incentive for executive officers and managers. Because options provide rewards only to the extent the Company's stock price increases and to the extent the executives remain with the Company until the options become exercisable, the Committee believes that stock options granted under the Incentive Stock Option Plan are an appropriate means to provide executives and managers with incentives that align their interests with those of stockholders.

     Compensation of the Chief Executive Officer

     Mr. Keane currently serves as Chief Executive Officer of the Company. He was compensated for the 1998 fiscal year utilizing the same general philosophy and criteria described above. The Committee believes that Mr. Keane's performance for the 1998 fiscal year was strong, as reflected by the Company's overall performance. The Company's sales increased to $46.1 million for the 1998 fiscal year from $40.9 million the prior year, while net earnings increased to $4.3 million from $3.5 million. Earnings per share increased to $.73 from $.61 a year ago. The return on shareholder equity for the year was in excess of 23 percent. The Committee believes that Mr. Keane's total compensation for the 1998 fiscal year fairly and sufficiently rewarded him for performance.

     The foregoing report has been approved by all of the members of the Committee.

               The Compensation Committee

                    Robert T. Brady
                    John B. Drenning
                    Robert J. McKenna

Executive Compensation Summary Table

     The following tabulation shows on an accrual basis the compensation for the three fiscal years ended December 31, 1998, received by the two highest paid executive officers of the Company who received more than $100,000:

                        Summary Compensation Table

                            Annual Compensation

Name and                                        Securities      All Other
Principal                                       Underlying    Compensation
Position            Year     Salary     Bonus   Options (#)     (1)(2)
__________          ____     ______     _____   ___________   ____________

Kevin T. Keane      1998    $247,000  $125,360         0        $12,100
President, Chief    1997     237,000    96,613         0         12,781
Executive Officer   1996     224,000    91,160     5,000          9,375

John M. Yessa       1998    $182,000 $  87,683         0        $12,100
Vice President-     1997     175,000    64,405         0         12,781
Finance, Treasurer, 1996     165,000    60,420     5,000          9,375


(1)  Represents amounts accrued under the Company's Profit
     Sharing / (401K) Retirement Plan. See, also, discussion under "Employment Agreements; Deferred Compensation".

(2) The Company reimbursed certain officers for business-related use of automobiles, hotel accommodations, memberships in trade associations and professional organizations and club dues. The portion of these reimbursed expenses which could be considered to confer a personal benefit for each individual named above did not in the aggregate exceed the lesser of $50,000 or 10% of total annual salary and bonus.


Stock Option Exercises and Fiscal Year-End Value Table

     The following table provides information as to stock options exercised during the fiscal year ended December 31, 1998 and the value of each such executive officer's unexercised options at December 31, 1998.

                           Aggregated Option Exercises in Last Fiscal Year
                                  and Fiscal Year-End Option Values

              Number of                Number of Securities         Value of Unexercised
              Securities              Underlying Unexercised       In-the-Money Options at
              Underlying                Options at FY-End(#)            FY-END($)(2)
              Options       Value      _____________________       _______________________
Name         Exercised(#)  Realized   Exercisable  Unexercisable   Exercisable  Unexercisable
____         ____________  ________   ___________  _____________   ___________  _____________
Kevin T. Keane   5,500     $40,288      9,900           6,600        68,287        39,524

John M. Yessa        0           0     89,650           6,600       740,417        41,700


(1)  Market value of stock at exercise less exercise price or base price.
(2)  Based upon the closing price of the Company's Common Stock on the Nasdaq National Market System
     on December 31, 1998 of $9.625 per share.




                        CORPORATE PERFORMANCE GRAPH

     The following graph compares the yearly changes in cumulative total shareholder return of (i) the Company, (ii) the NASDAQ Stock Market (US) Index and (iii) the NASDAQ Non-Financial Stocks Index for a period of five years commencing December 31, 1993 and ending December 31, 1998.


                                  [GRAPH]


                1993     1994      1995        1996        1997     1998
                ________________________________________________________

Nasdaq Market  100.000   97.752  138.256     170.015      208.580   293.209

Astronics
Stock          100.000   74.977  116.636     208.295      395.784   441.109

Nasdaq Non
Financial
Stock          100.000   96.164  134.033     162.838      191.045   279.821



               APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP, independent certified public accountants, to act as auditors of Astronics for the current fiscal year. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.


        PROPOSALS OF SHAREHOLDERS FOR 2000 ANNUAL MEETING

     To be considered for inclusion in the proxy materials for the 2000 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than November 25, 1999. With respect to shareholder proposals not submitted for inclusion in the proxy materials for that meeting, unless notice of such a proposal is received by the Company no later than February 8, 2000, management proxies will be allowed to use their discretionary voting authority to vote on such proposal.








                             - 11 -
PAGE

                         OTHER BUSINESS

     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

     Copies of the 1998 Annual Report to Shareholders of
Astronics have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy
Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from Astronics Corporation, 1801 Elmwood Avenue,
Buffalo, NY  14207.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON MARCH 12, 1999, ON REQUEST TO SHAREHOLDER RELATIONS ASTRONICS CORPORATION, 1801 ELMWOOD AVENUE, BUFFALO, NEW YORK 14207.

               BY ORDER OF THE BOARD OF DIRECTORS


                   John B. Drenning, Secretary


Buffalo, New York
March 24, 1999

                         You're Invited
                             to the
                  ANNUAL SHAREHOLDERS' MEETING

              THURSDAY, APRIL 29, 1999, 10:00 A.M.
                    Orchard Park Country Club
                   S-477 South Buffalo Street
                     Orchard Park, New York

Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

         Please Detach and Mail in the Envelope Provided
_________________________________________________________________
      Please mark your
[X]   votes as in this
      example


 THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
  The Directors recommend a vote FOR election of all nominees and FOR proposal 2

                       FOR       WITHHELD
1.  Election            [  ]        [  ]           Nominees:
     of                                         Robert T. Brady
     Directors                                  John B. Drenning
                                                Robert J. McKenna
For, except vote withheld from the              Kevin T. Keane
following nominee(s)                            John M. Yessa

___________________________________

                              FOR        AGAINST       ABSTAIN
2.  Ratify the appointment    [  ]        [  ]          [  ]
    of Ernst & Young
    LLP as independent
    auditors for fiscal
    year 1999.

3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.

Change of Address/ [  ]        I plan    [  ]       I do not [  ]
comments on                    to attend            plan to
reverse side                   the meeting.         to attend the
                                                    meeting
SIGNATURE(S)________________________________    DATE____________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

                      ASTRONICS CORPORATION
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 29, 1999, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1 and 2.

                         You're Invited
                             to the
                  ANNUAL SHAREHOLDERS' MEETING

              THURSDAY, APRIL 29, 1999, 10:00 A.M.
                    Orchard Park Country Club
                   S-477 South Buffalo Street
                     Orchard Park, New York

Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

         Please Detach and Mail in the Envelope Provided
_________________________________________________________________
      Please mark your
[X]   votes as in this
      example


 THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
  The Directors recommend a vote FOR election of all nominees and FOR proposal 2

                       FOR       WITHHELD
1.  Election            [  ]        [  ]           Nominees:
     of                                         Robert T. Brady
     Directors                                  John B. Drenning
                                                Robert J. McKenna
For, except vote withheld from the              Kevin T. Keane
following nominee(s)                            John M. Yessa

___________________________________

                              FOR        AGAINST       ABSTAIN
2.  Ratify the appointment    [  ]        [  ]          [  ]
    of Ernst & Young
    LLP as independent
    auditors for fiscal
    year 1999.

3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.

Change of Address/ [  ]        I plan    [  ]       I do not [  ]
comments on                    to attend            plan to
reverse side                   the meeting.         to attend the
                                                    meeting
SIGNATURE(S)________________________________    DATE____________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

                      ASTRONICS CORPORATION
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Common Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 29, 1999, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1 and 2.